Morgan Stanley Institutional Fund Trust
Ultra-Short Portfolios
Ultra-Short Income Portfolio
Short Duration Municipal Income Portfolio

Prospectus   |   January 27, 2023, as amended July 31, 2023

Ultra-Short Income Portfolio Share Class	Ticker Symbol
Class IR	MULSX
Institutional Class	MUIIX
Class A	MUAIX

Short Duration Municipal Income Portfolio Share Class	Ticker Symbol
Class IR	MULMX
Institutional Class	MUIMX
Class A	MUAMX

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in a  Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in a  Fund involves investment risks, and you may lose money in the fund.
IFTUSIPRO 01/23

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Ultra-Short Income Portfolio
Investment Objective
The Ultra-Short Income Portfolio (the “Fund”) seeks current income with capital preservation while maintaining liquidity.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below. The Fund does not charge any sales loads or other fees when you purchase or redeem shares.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class IR	Institutional Class	Class A
Advisory Fee	0.20%	0.20%	0.20%
Shareholder Service or 12b-1 Fee	None	0.05%	0.25%[1]
Other Expenses	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses[2]	0.29%	0.34%	0.54%[1]
Fee Waiver and/or Expense Reimbursement[2]	0.04%	0.04%	0.15%[1],[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.25%	0.30%	0.39%[1],[3]
Example
The example below is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual  funds.
The example assumes that you invest $10,000 in the Fund,  your investment has a 5% return each year and that the Fund’s  operating expenses remain the same (except that the example  incorporates the fee waiver and/or expense reimbursement arrangement  for only the first year). Although your actual costs may be   higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$26	$89	$159	$364
Institutional Class	$31	$105	$187	$427
Class A	$40	$158	$287	$663

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$26	$89	$159	$364
Institutional Class	$31	$105	$187	$427
Class A	$40	$158	$287	$663
1	The Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.10% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year from the date of this Prospectus or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
2	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR, 0.30% for Institutional Class and 0.40% for Class A. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Trustees of the Trust acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
3	Fee Waiver and/or Expense Reimbursement and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the current expense limitation arrangement.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Ultra-Short Income Portfolio (Con’t)
Principal Investment Strategies
The Fund invests primarily in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial issuers and non-financial issuers. The Fund also invests in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund’s money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations.
Pursuant to a fundamental policy adopted by the Fund, the Fund invests, under normal circumstances, at least 25% of its total assets in securities issued by companies in the financial services industry, including banks, broker-dealers and insurance companies.
Securities purchased by the Fund (or the issuers of such securities) will carry a rating in the highest two rating categories, A-2, P-2 or F2 or better by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings, Inc. (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, considered by the Adviser to be of equivalent quality.  The Fund may invest up to 5% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody’s or Fitch, respectively, and no more than 1% of its assets will be invested in an individual security or issuer with such rating. In the case of a security that is rated differently by these three rating agencies, where two rating agencies rate the security in the highest rating category and the third rating agency rates the security in the second highest rating category, the security will be treated as rated in the highest rating category. In the case of a security that is differently rated by only two of these rating agencies, the security will be treated as rated in the lower rating category.
Under normal circumstances, the Fund intends to maintain a maximum weighted average maturity of 90 days and a maximum weighted average life of 180 days.
The Fund is not a money market fund and does not seek to maintain a stable net asset value per share (“NAV”).
The Adviser follows a multi-pronged investment process with respect to credit risk, interest rate risk and liquidity. Securities are reviewed on an ongoing basis to maintain or improve creditworthiness taking into consideration factors such as cash flow, asset quality, debt service coverage ratios and economic developments. Additionally, exposure to guarantors and liquidity providers is monitored separately as are the various diversification requirements. The Adviser manages the Fund’s assets in an attempt to reduce credit and interest rate risks.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates.  The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

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Financial Services. The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not invest significantly in the financial services industry. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.

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Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. In such instances, the value of the Fund could decline and the Fund could lose money. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Ultra-Short Income Portfolio (Con’t)

fixed-income securities go up. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

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U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

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Asset-Backed Securities. Asset-backed securities are subject to credit (such as a borrower’s default on its mortgage obligation and the default or failure of a guarantee underlying the asset-backed security), interest rate and certain additional risks, including the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.

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Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral and result in certain costs and delays. Repurchase agreements may involve a greater degree of credit risk than investments in U.S. government securities.

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Foreign Money Market Securities. Investing in money market securities of foreign issuers involves some additional risks, including the possibility of adverse political, economic or other developments affecting the issuers of these securities.

•
Foreign Securities. The Fund may invest in U.S. dollar-denominated securities issued by foreign governmental or corporate issuers. Investing in securities of foreign issuers involves some additional risks than securities of U.S. issuers. While these securities are subject to the same type of risks that pertain to domestic issuers, namely credit risk and interest rate risk, they are also subject to other additional risks. Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, economic sanctions or other similar governmental activity or diplomatic developments that could affect an investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the Fund’s investments in foreign issuers.

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Municipals. Because the Fund may invest in municipal securities (also referred to as municipal obligations), the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal securities, such as state and local governments and their agencies. To the extent that the Fund invests in municipal securities of issuers in the same economic sector, it could be more sensitive to economic, business or political developments that affect such sector. Municipal securities and their issuers may be more susceptible to downgrade, loss of revenue, default and bankruptcy because of recent periods of economic stress. Municipal securities also involve the risk that an issuer may call the securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

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Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

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LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Ultra-Short Income Portfolio (Con’t)

Conduct Authority (the “FCA”), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. dollar LIBOR settings  may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments held by the Fund.

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Commercial Paper. Commercial paper is subject to interest rate risk and is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Because commercial paper is typically unsecured, investments in commercial paper are subject to increased credit risk.

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Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

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Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.
Annual Total Returns—Calendar Years

High Quarter	12/31/22	0.95%
Low Quarter	03/31/20	-0.17%

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Ultra-Short Income Portfolio (Con’t)
Average Annual Total Returns
(for the calendar periods ended  December 31, 2022)

	Past One Year	Past Five Years	Since Inception
Institutional Class (commenced operations on 4/28/2016)
Return Before Taxes	1.67%	1.36%	1.27%
Return After Taxes on Distributions[1]	0.95%	0.77%	0.73%
Return After Taxes on Distributions and Sale of Fund Shares	0.99%	0.79%	0.74%
Class A (commenced operations on 4/28/2016)
Return Before Taxes	1.61%	1.24%	1.12%
Class IR (commenced operations on 4/28/2016)
Return Before Taxes	1.72%	1.41%	1.32%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)[2]	1.46%	1.26%	1.11%[3]
Lipper Ultra Short Obligations Funds Index (reflects no deduction for taxes)[4]	0.02%	1.33%	1.35%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The ICE BofA (Intercontinental Exchange Bank of America) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of the Fund.
4	The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. There are currently 30 funds represented in this Index.
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Institutional Class shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers.  The Fund is managed by members of the Global Liquidity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Jonas Kolk	Managing Director	Since Inception
Michael Cha	Executive Director	Since Inception
David Schoenfeld	Executive Director	January 2018
Purchase and Sale of Fund Shares
The minimum initial investment generally is $5 million for Institutional Class shares and $1,000 for Class A shares of the Fund.  To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment requirements  may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business (except when the following federal holidays are observed: Columbus Day and Veterans Day) directly from the Fund by mail (c/o SS&C Global Investor and Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-888-378-1630) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s Distributor (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Ultra-Short Income Portfolio (Con’t)
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services.  These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Short Duration Municipal Income Portfolio
Investment Objective
The Short Duration Municipal Income Portfolio (the “Fund”) seeks current income exempt from federal income tax and capital preservation while maintaining liquidity.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below. The Fund does not charge any sales loads or other fees when you purchase or redeem shares.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

	Class IR	Institutional Class	Class A
Advisory Fee	0.20%	0.20%	0.20%
Shareholder Service or 12b-1 Fee	None	0.10%	0.20%[1]
Other Expenses	0.26%	0.30%	0.26%
Total Annual Fund Operating Expenses[2]	0.46%	0.60%	0.66%[1]
Fee Waiver and/or Expense Reimbursement[2]	0.21%	0.25%	0.31%[1],[3]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.25%	0.35%	0.35%[1],[3]
Example
The example below is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual  funds.
The example assumes that you invest $10,000 in the Fund,  your investment has a 5% return each year and that the Fund’s  operating expenses remain the same (except that the example  incorporates the fee waiver and/or expense reimbursement arrangement  for only the first year). Although your actual costs may be   higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$26	$126	$237	$559
Institutional Class	$36	$167	$310	$726
Class A	$36	$180	$337	$793

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$26	$126	$237	$559
Institutional Class	$36	$167	$310	$726
Class A	$36	$180	$337	$793
1	The Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.10% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year from the date of this Prospectus or until such time as the Board of Trustees of Morgan Stanley Institutional Fund Trust (the “Trust”) acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
2	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR, 0.35% for Institutional Class and 0.35% for Class A. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Board of Trustees of the Trust acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
3	Fee Waiver and/or Expense Reimbursement and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect the current expense limitation arrangement.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Short Duration Municipal Income Portfolio (Con’t)
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. The Fund may also invest in variable and floating rate demand instruments and tender option bonds.
The Fund may invest up to 100% of its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. In addition, the Fund may invest up to 20% of its assets in securities subject to federal income tax.
The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more states, territories and economic sectors (such as housing, hospitals, healthcare facilities or utilities). At least 85% of the Fund’s net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa3 or higher by Moody’s Investors Service, Inc (“Moody’s”), or BBB- or higher by either S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the Adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the Adviser (“junk bonds”). The Fund will not invest more than 5% of its net assets in obligations rated below B3 by Moody’s, or B- by either S&P or Fitch, or in unrated obligations considered to be of comparable quality by the Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.
Under normal circumstances, the Fund intends to maintain a dollar-weighted average portfolio duration of less than three years; however, the Fund may invest in individual municipal obligations of any maturity.
The Adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the Adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis. The portfolio managers also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to federal alternative minimum tax. The Fund may not be suitable for investors subject to the federal alternative minimum tax.
The Fund may, but is not required to, use derivatives and similar instruments, such as residual interest bonds, futures contracts and options thereon, interest rate swaps and forward rate agreements, for a variety of purposes, including hedging, to seek total return or as a substitute for the purchase or sale of securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its  investment objective, and you can lose money investing  in this Fund. The principal risks of investing in the Fund include:

•
Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates.  The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

•
Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. In such instances, the value of the Fund could decline and the Fund could lose money. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Short Duration Municipal Income Portfolio (Con’t)

(i.e., prepayment risk) and extended durations (i.e., extension risk). During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

•
U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•
Municipals. Because the Fund invests in municipal securities (also referred to as municipal obligations), the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal securities, such as state and local governments and their agencies. To the extent that the Fund invests in municipal securities of issuers in the same economic sector, it could be more sensitive to economic, business or political developments that affect such sector. Municipal securities and their issuers may be more susceptible to downgrade, loss of revenue, default and bankruptcy because of recent periods of economic stress. Municipal securities also involve the risk that an issuer may call the securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

•
Tender Option Bonds.  The risks of tender option bonds include the risk that the owner of such instrument may not be considered the owner for federal income tax purposes and thus will not be entitled to treat such interest as exempt from federal income tax. Additionally, the occurrence of certain defaults or a credit rating downgrade on the underlying security may impair the ability to tender the bond back to the third-party provider of the demand option, thus causing the bond to become illiquid.

•	Taxability Risk. Changes in tax laws or adverse determinations by the Internal Revenue Service (“IRS”) may make the income from some municipal obligations taxable.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•
LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the “FCA”), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. dollar LIBOR settings  may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments held by the Fund.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Short Duration Municipal Income Portfolio (Con’t)

discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

•
Residual Interest Bonds. The Fund may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Short Duration Municipal Income Portfolio (Con’t)
Performance Information
The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund changed its name from Ultra-Short Municipal Income Portfolio to Short Duration Municipal Income Portfolio effective July 31, 2023. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-869-6397.
Annual Total Returns—Calendar Years

High Quarter	12/31/22	0.61%
Low Quarter	03/31/21	-0.10%
Average Annual Total Returns
(for the calendar periods ended  December 31, 2022)

	Past One Year	Since Inception
Institutional Class (commenced operations on 12/19/2018)
Return Before Taxes	1.00%	0.76%
Return After Taxes on Distributions[1]	0.55%	0.45%
Return After Taxes on Distributions and Sale of Fund Shares	0.59%	0.45%
Class A (commenced operations on 12/19/2018)
Return Before Taxes	1.08%	0.72%
Class IR (commenced operations on 12/19/2018)
Return Before Taxes	1.19%	0.84%
ICE BofA 1-3 Year US Municipal Securities Index (reflects no deduction for fees, expenses or taxes)[2]	-2.05%	0.83%[3]
Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index (reflects no deduction for fees, expenses or taxes)[4]	1.44%	0.80%[3]
Lipper Short Municipal Debt Funds Index (reflects no deduction for taxes)[5]	-1.91%	0.66%[3]
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The ICE BofA 1-3 Year US Municipal Securities Index is a subset of ICE BofA US Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years. ICE BofA US Municipal Securities Index tracks the performance of US dollar denominated investment grade tax-exempt debt publicly issued by US states and territories, and their political subdivisions, in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at the time of issuance, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s, S&P and Fitch). It is not possible to invest directly in an index. Effective July 31, 2023, the Fund changed its primary benchmark to the ICE BofA 1-3 Year US Municipal Securities Index because the Adviser believes it is a more appropriate benchmark for the Fund.
3	Since Inception reflects the inception date of the Fund.
4	Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3-Month Index is Bloomberg’s evaluated pricing service, BVAL, provides a municipal “AAA” 5% coupon benchmark yield curve that is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality U.S. municipal bonds with an average rating of “AAA” from Moody’s and S&P. The yield curve is built using nonparametric fit of market data obtained from the Municipal Securities Rulemaking Board, new issues and other proprietary contributed prices. The benchmark is updated hourly and utilizes eligible “AAA” traded observations throughout the day and accessible on through Bloomberg services. It is not possible to invest directly in an index.
5	The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Municipal Debt Funds classification. There are currently 30 funds represented in this Index.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Summary
Short Duration Municipal Income Portfolio (Con’t)
The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Institutional Class shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Portfolio Managers. The Fund is managed by members of the Municipals team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Julie P. Callahan, CFA	Managing Director	May 2023
Paul Metheny, CFA	Executive Director	July 2023
Carl Thompson, CFA	Executive Director	July 2023
Purchase and Sale of Fund Shares
The minimum initial investment generally is $10 million for Institutional Class shares and $1,000 for Class A shares of the Fund.  To purchase Class IR shares, an investor must meet a minimum initial investment of $15 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment requirements  may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”
Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o SS&C GIDS, P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-888-378-1630) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s Distributor (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”
Tax Information
Your income dividend distributions are normally exempt from federal tax to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes. Income derived from some municipal securities is subject to the federal “alternative minimum tax.” If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services.  These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

Morgan Stanley Institutional Fund Trust Prospectus   |   Details of the Funds
Ultra-Short Income Portfolio
Investment Objective
The Ultra-Short Income Portfolio seeks current income with capital preservation while maintaining liquidity.
The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Fund invests primarily in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial issuers and non-financial issuers. The Fund also invests in obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Fund’s money market investments may include commercial paper, corporate debt obligations, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or of U.S. branches or subsidiaries of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, asset-backed securities, repurchase agreements and municipal obligations.
Pursuant to a fundamental policy adopted by the Fund, the Fund invests, under normal circumstances, at least 25% of its total assets in securities issued by companies in the financial services industry, including banks, broker-dealers and insurance companies.
Securities purchased by the Fund (or the issuers of such securities) will carry a rating in the highest two rating categories, A-2, P-2 or F2 or better by S&P, Moody’s or Fitch, respectively, or the equivalent by another NRSRO, or if unrated, considered by the Adviser to be of equivalent quality.  The Fund may invest up to 5% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody’s or Fitch, respectively, and no more than 1% of its assets will be invested in an individual security or issuer with such rating. In the case of a security that is rated differently by these three rating agencies, where two rating agencies rate the security in the highest rating category and the third rating agency rates the security in the second highest rating category, the security will be treated as rated in the highest rating category. In the case of a security that is differently rated by only two of these rating agencies, the security will be treated as rated in the lower rating category.
Under normal circumstances, the Fund intends to maintain a maximum weighted average maturity of 90 days and a maximum weighted average life of 180 days.
The Fund is not a money market fund and does not seek to maintain a stable NAV.
Process
The Adviser follows a multi-pronged investment process with respect to credit risk, interest rate risk and liquidity. Securities are reviewed on an ongoing basis to maintain or improve creditworthiness taking into consideration factors such as cash flow, asset quality, debt service coverage ratios and economic developments. Additionally, exposure to guarantors and liquidity providers is monitored separately as are the various diversification requirements. The Adviser manages the Fund’s assets in an attempt to reduce credit and interest rate risks.

Morgan Stanley Institutional Fund Trust Prospectus   |   Details of the Funds
Short Duration Municipal Income Portfolio
Investment Objective
The Short Duration Municipal Income Portfolio seeks current income exempt from federal income tax and capital preservation while maintaining liquidity.
The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
Under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. The Fund may also invest in variable and floating rate demand instruments and tender option bonds.
The Fund may invest up to 100% of its assets in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. In addition, the Fund may invest up to 20% of its assets in securities subject to federal income tax.
The Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more states, territories and economic sectors (such as housing, hospitals, healthcare facilities or utilities). At least 85% of the Fund’s net assets normally will be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa3 or higher by Moody’s, or BBB- or higher by either S&P or Fitch) or, if unrated, determined by the Adviser to be of at least investment grade quality. The balance of net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the Adviser (“junk bonds”). The Fund will not invest more than 5% of its net assets in obligations rated below B3 by Moody’s, or B- by either S&P or Fitch, or in unrated obligations considered to be of comparable quality by the Adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.
Under normal circumstances, the Fund intends to maintain a dollar-weighted average portfolio duration of less than three years; however, the Fund may invest in individual municipal obligations of any maturity.
Process
The Adviser’s process for selecting obligations for purchase and sale emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation and the relative value of the obligation in the market. In evaluating creditworthiness, the Adviser considers ratings assigned by rating agencies and generally performs additional credit and investment analysis. The portfolio managers also may trade securities to seek to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to federal alternative minimum tax. The Fund may not be suitable for investors subject to the federal alternative minimum tax.
The Fund may, but is not required to, use derivatives and similar instruments, such as residual interest bonds, futures contracts and options thereon, interest rate swaps and forward rate agreements, for a variety of purposes, including hedging, to seek total return or as a substitute for the purchase or sale of securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
For purposes of policies adopted in accordance with Rule 35d-1 under the 1940 Act, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.

Morgan Stanley Institutional Fund Trust Prospectus   |   Additional Information about the Funds’ Investment Strategies and Related Risks
Additional Information About the Funds’ Investment Strategies and Related Risks

This section discusses additional information relating to the Funds’ investment strategies, other types of investments that the Funds may make and related risk factors. The Funds’ investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets worldwide have recently experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions continue, the risks associated with an investment in a Fund, including those described below, could be heightened and a Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, municipal bonds, zero coupon bonds, Eurobonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Funds may face  a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Funds may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, a Fund may have to reinvest the proceeds at a lower rate of interest.
Financial Services
A Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not invest significantly in the financial services industry. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.
Credit and Interest Rate Risk
Fixed-income securities, such as bonds, generally are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt. The risk of defaults across issuers and/or counterparties increases in adverse market and economic conditions. Interest rate risk refers to fluctuations (such as a decline) in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. A low interest rate environment may prevent a Fund from providing a positive yield or paying Fund expenses out of current income. The Funds may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. During periods when interest rates are low or there are negative interest rates, a Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time.
In addition, under certain conditions, there may be an increasing amount of issuers that are unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons.

Morgan Stanley Institutional Fund Trust Prospectus   |   Additional Information about the Funds’ Investment Strategies and Related Risks
Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)
Market and Geopolitical Risk
The value of your investment in a Fund is based on the values of a Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities a Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose a Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect a Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact a Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, a Fund’s investments and an investment in a Fund. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by a Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. There is a risk that you may lose money by investing in a Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect a Fund’s investments and other operations.
Government and other public debt, including municipal obligations in which a Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by a Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of a Fund’s investments  exacerbate pre-existing political, social and economic risks to a Fund. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance.
U.S. Government Securities
The U.S. government securities that  the Funds may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition,  the Funds may purchase securities issued or guaranteed by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are  the Government National Mortgage Association and the Federal Housing Administration. Also,  the Funds  may purchase securities issued by agencies and instrumentalities which are not backed by the full

Morgan Stanley Institutional Fund Trust Prospectus   |   Additional Information about the Funds’ Investment Strategies and Related Risks
Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)
faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”),  the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. Further, the Funds may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by  a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation.
Taxability Risk
Changes in tax laws or adverse determinations by the Internal Revenue Service (“IRS”) may make the income from some municipal obligations taxable.
Liquidity
A Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale.  These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If a Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Foreign Securities
Investments in foreign securities, including in foreign government obligations, entail special risks such as political, economic and market risks. There also may be less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and less government regulation. In addition, investments in foreign securities may become subject to increased risk due to ongoing developments and changing conditions in such countries. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies in other countries or regions. Certain foreign countries may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign securities may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.
Tender Option Bonds
A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third-party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and average portfolio maturity. There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
The residual interest certificates may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the residual interest certificates holder bears substantially all of the underlying fixed-rate municipal bond’s downside investment risk and also benefits from any appreciation in the value of the underlying fixed-rate municipal bond. Investments in a residual interest certificate typically will involve greater risk than investments in fixed-rate municipal bonds.

The residual interest certificates held by a Fund provide a Fund with the right to: (1) cause the holders of the floating rate certificates to tender their notes at par, and (2) cause the sale of the fixed-rate municipal bond held by the tender option bond trust, thereby collapsing the tender option bond trust. Tender option bond trusts are generally supported by a liquidity facility provided by a third

Morgan Stanley Institutional Fund Trust Prospectus   |   Additional Information about the Funds’ Investment Strategies and Related Risks
Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)
party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of floating rate certificates that cannot be remarketed. The holders of the floating rate certificates have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered floating rate certificates are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the floating rate certificates cannot be remarketed, the floating rate certificates are purchased by the tender option bond trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the fixed-rate municipal bond.

The tender option bond trust may also be collapsed without the consent of a Fund, as the residual interest certificate holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the tender option bond trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in the credit quality of the municipal bond, or a judgment or ruling that interest on the fixed-rate municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the tender option bond trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the floating rate certificates up to par plus accrued interest owed on the floating rate certificates and a portion of gain share, if any, with the balance paid out to the residual interest certificate holder. In the case of a mandatory termination event, after the payment of fees, the floating rate certificates holders would be paid before the residual interest certificates holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the floating rate certificates holders and the residual interest certificates holders would be paid pro rata in proportion to the respective face values of their certificates.
Corporate Debt Obligations
Corporate debt obligations are fixed-income securities issued by private corporations. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.
Revenue Bonds
Revenue bonds are municipal obligations that are secured by the revenue from a specific project. To the extent that such revenues do not materialize, the revenue bonds may not be repaid. If a Fund invests in revenue bonds that are issued by municipal issuers in the same economic sector, a Fund would be particularly susceptible to developments adversely affecting that sector. Revenue bonds historically have been subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. For example, investments in revenue bonds backed by receipts from hospitals are sensitive to hospital bond ratings, which are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels. Additional factors which could affect a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, reputational issues, competition, availability and expenses of malpractice insurance, Medicaid and Medicare funding and possible federal legislation regulating hospital charges.
Asset-Backed Securities
Asset-backed securities represent an interest in a pool of assets such as automobile loans, credit card receivables or mortgage or home equity loans, or certificates of participation or lease obligations or other municipal debt obligations, that have been securitized in pass-through structures. These types of pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third-party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.
Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations specific to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors such as defaults on the underlying loans may result in the collateral backing the securities being insufficient to support payment on the securities. The risk of such defaults is generally

Morgan Stanley Institutional Fund Trust Prospectus   |   Additional Information about the Funds’ Investment Strategies and Related Risks
Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)
higher in the case of mortgage pools that include sub-prime mortgages. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.
Repurchase Agreements
Repurchase agreements are fixed-income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by a  Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand, if applicable). The underlying securities which serve as collateral for the repurchase agreements entered into by a  Fund may include U.S. government securities, municipal securities, corporate debt obligations, convertible securities, and common and preferred stock and may be of below investment grade quality. These securities are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest). The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, a  Fund may incur a loss upon disposition of them. The risk of such loss may be greater when utilizing collateral other than U.S. government securities. In the event of an insolvency or bankruptcy by the selling institution, a  Fund’s right to control the collateral could be affected and result in certain costs and delays. Additionally, if the proceeds from the liquidation of such collateral after an insolvency were less than the repurchase price, the Fund could suffer a loss. Fund procedures are followed that are designed to minimize such risks.
Investment Company Securities
Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Funds may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Funds. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Funds would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Funds would continue to pay its own advisory and administration fees and other expenses. As a result, the Funds and its shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments in  other investment companies.
Promissory Notes
Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry.
Tax-Exempt Variable Rate Demand Notes
Tax-exempt variable rate demand notes are variable rate tax-exempt debt obligations that give investors the right to demand principal repayment. Due to cyclical supply and demand considerations, at times the yields on these obligations can exceed the yield on taxable money market obligations. The interest rate on these instruments may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the issuer. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV.
Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the issuer to pay principal and interest on demand. In addition, these obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. There is no assurance that a Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as those of the original instrument.
In the absence of an active secondary market for floating rate and variable rate demand notes, a Fund may find it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. If a reliable trading market for the floating rate and variable rate instruments held by a Fund does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities.
Municipals
Municipal securities (also referred to as municipal obligations) include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, such as local or regional

Morgan Stanley Institutional Fund Trust Prospectus   |   Additional Information about the Funds’ Investment Strategies and Related Risks
Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)
governments. The income on municipal securities is generally exempt from federal income tax at the time of issuance, in the opinion of bond counsel or other counsel to the issuers of such securities. However, the Funds may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and municipal securities on which the interest payments are taxable. These securities typically are “general obligation” or “revenue” bonds, notes or commercial paper, including participations in lease obligations and installment purchase contracts of municipalities. General obligation bonds are secured by the issuer’s full faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. These types of bonds involve the risk that the tax or other revenues so derived will not be sufficient to meet interest and or principal payment obligations. These obligations may have fixed, variable or floating rates.
Because the Funds may invest in municipal securities, a Fund may be affected significantly by the economic, regulatory, legislative, tax or political developments affecting the ability of issuers of municipal securities to pay interest or repay principal. The risks of municipal securities generally depend on the financial and credit status of the issuer and may rely on a specific stream of revenue associated with a project or other revenue source. Thus, adverse developments related to a municipality’s ability to raise revenue, including through its taxing authority, or the failure of specific revenues to materialize would negatively impact such investments. Changes in the financial health of an issuer of municipal securities may make it difficult for the issuer to make interest and principal payments when due. Some municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. In addition, adverse legislative, tax, regulatory, demographic or political changes may negatively impact a Fund’s investments in municipal securities. These events could decrease the Funds’ income and/or adversely affect the Funds’ performance and investments. Municipal securities also involve the risk that an issuer may call securities for redemption, which could force a Fund to reinvest the proceeds at a lower rate of interest, and the value of municipal securities may be affected by the rights of municipal security holders.
Municipal securities may be more susceptible to downgrades, defaults or loss of tax or other revenue during recessions or similar periods of economic stress. Factors contributing to the financial stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, because some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund associated with investments in such municipal securities could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market.
For example, the current COVID-19 pandemic has significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of a Fund’s investments in municipal securities (or the income generated by such investments). In particular, responses by municipalities to the COVID-19 pandemic have caused disruptions in business activities. These and other effects of the COVID-19 pandemic, such as increased unemployment levels, have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is an increased budgetary and financial pressure on municipalities and other issuers of municipal securities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact a Fund’s investments.
In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal securities are subject to, among other risks, credit and interest rate risk and market and geopolitical risk.
Because many municipal securities are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets.
Some municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements (or the occurrence of other adverse tax developments) and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security. In addition, interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from the federal alternative minimum tax. Municipal securities may be

Morgan Stanley Institutional Fund Trust Prospectus   |   Additional Information about the Funds’ Investment Strategies and Related Risks
Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)
less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities, and the investment performance of a Fund investing in municipal securities may therefore be more dependent on the analytical abilities of the Adviser than if the Fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal securities also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell municipal securities it holds at attractive prices or value municipal securities. In addition, the demand for municipal securities is strongly influenced by the value of tax-exempt income to investors and lower income tax rates could reduce the advantage of owning municipal securities, which may also adversely affect the value and liquidity of municipal securities.
Commercial Paper
A Fund may invest in commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper is subject to interest rate risk and is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Because commercial paper is typically unsecured, investments in commercial paper are subject to increased credit risk.
Large Shareholder Transactions Risk
A  Fund may experience adverse effects when certain shareholders purchase or redeem large amounts of shares of a Fund. Such larger than normal redemptions may cause a  Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a  Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a  Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, a  Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
LIBOR Discontinuance or Unavailability Risk.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the “FCA”), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments held by a Fund. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for a Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.
Investment Discretion
In pursuing a Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect a Fund’s performance.

Morgan Stanley Institutional Fund Trust Prospectus   |   Additional Information about the Funds’ Investment Strategies and Related Risks
Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)
Temporary Defensive Investments
When the Adviser believes that changes in market, economic, political or other conditions warrant, each Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with a Fund’s principal investment strategies. For example, with respect to the Short Duration Municipal Income Portfolio, when the Adviser believes that conditions warrant, including when suitable municipal obligations are unavailable, the Fund may invest without limit in securities subject to federal income tax or in securities that pay interest income subject to the federal “alternative minimum tax.” Under such circumstances, a higher portion of the Fund’s distributions will likely be subject to federal income tax and/or the federal alternative minimum tax. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Fund’s performance and the Fund may not achieve its investment objective.
State and Municipal Project-Specific Risk
The Short Duration Municipal Income Portfolio may invest in municipal securities that are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other municipal securities. For example, the Fund may invest 25% or more of its total assets in certain types of municipal obligations (such as general obligations, municipal leases, principal only municipal investments, revenue bonds and industrial development bonds) and in one or more states, territories and economic sectors (such as housing, hospitals, healthcare facilities or utilities). Because the Fund may invest a significant portion of its assets in obligations issued in one or more states and/or U.S. territories and in certain types of municipal or other obligations and/or in certain sectors, the value of Fund shares may be affected by events that adversely affect that state, U.S. territory, sector or type of obligation and may fluctuate more than that of a fund that invests more broadly. These developments or changes may include, among other things, legislative developments involving the financing of projects, judicial decisions regarding the validity of the projects or the means of financing such projects, shortages or price increases of materials needed for the project or declining needs for the projects as well as other developments that may adversely affect municipalities and other issuers of municipal securities located within the same state, such as natural disasters, health emergencies, and adverse economic, political or social environments. General obligation bonds issued by municipalities can be adversely affected by, among other things, economic downturns and other developments that result in a decline in tax revenues. Revenue bonds can be adversely affected by, among other things, the negative economic performance or viability of the facility or revenue source.
Duration
Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. Thus, the average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a shorter average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a longer average duration.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund, particularly if the Fund consists of securities with widely varying durations. As a result, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Adviser uses leverage or derivatives in connection with the management of the Fund.
Residual Interest Bonds
The Short Duration Municipal Income Portfolio may enter into residual interest bond transactions, which expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments that the Fund receives on the residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when short-term rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity. As required by applicable accounting standards, the Fund records interest expense as a liability with respect to floating-rate notes and also records offsetting interest income in an amount equal to this expense.
Derivatives
The Short Duration Municipal Income Portfolio may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, to seek total return or as a substitute for the purchase or sale of securities. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments often have risks similar to those of the underlying asset or instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the

Morgan Stanley Institutional Fund Trust Prospectus   |   Additional Information about the Funds’ Investment Strategies and Related Risks
Additional Information About the Funds’ Investment Strategies and Related Risks (Con’t)
risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, or contract, such as a swap agreement or futures contract, on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, or futures contract on the underlying instrument at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other).  The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Management
Fund Management
Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2022,  the Adviser, together with its affiliated asset management companies, had approximately $1.3 trillion in assets under management or supervision.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements is available in each Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2022.
Advisory Fees
For the fiscal year ended September 30, 2022, the Adviser received from each Fund the advisory fee (net of fee waivers, if applicable) set forth in the table below.

Fund (as a percentage of average daily net assets)
Ultra-Short Income Portfolio	0.11%
Short Duration Municipal Income Portfolio	0.00%
The Adviser has agreed to reduce its advisory fee and/or reimburse each Fund, if necessary, if such fees would cause the total annual operating expenses of such Funds to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for each Fund, if any, the Adviser excludes from total annual operating expenses acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for each Fund will continue for at least one year from the date of this Prospectus or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. With respect to the Ultra-Short Income Portfolio, the Distributor, the Adviser and the Administrator may also waive distribution fees, advisory fees, administration fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. The Distributor, the Adviser and the Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
A Fund’s annual operating expenses may vary throughout the period and from year to year. A Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

	Expense Cap Class IR	Expense Cap Institutional Class	Expense Cap Class A
Ultra-Short Income Portfolio	0.25%	0.30%	0.40%
Short Duration Municipal Income Portfolio	0.25%	0.35%	0.35%
Portfolio Management
Ultra-Short Income Portfolio
The Fund is managed by members of the Global Liquidity team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Jonas Kolk, Michael Cha and David Schoenfeld.
Messrs. Kolk, Cha and Schoenfeld have been associated with the Adviser in an investment management capacity since 2004, 2008 and 2012, respectively.
Short Duration Municipal Income Portfolio
The Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Julie P. Callahan, CFA, Paul Metheny, CFA and Carl Thompson, CFA.
Ms. Callahan has been a Managing Director of the Adviser since 2020. Prior to joining the Adviser, Ms. Callahan was a senior member of the municipal bond portfolio management team at PIMCO from 2011 to 2020. Messrs. Metheny and Thompson are

Morgan Stanley Institutional Fund Trust Prospectus  |  Fund Management
Fund Management (Con’t)
Executive Directors of the Adviser. Messrs. Metheny and Thompson are also Senior Quantitative Portfolio Analysts and have been employed by the Morgan Stanley organization for more than five years.
Additional Information
The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.
The composition of each team may change from time to time.

Morgan Stanley Institutional Fund Trust Prospectus  |  Shareholder Information
Shareholder Information
Share Class Arrangements
The Trust currently offers investors Class IR, Institutional Class and Class A shares of each Fund. Class IR, Institutional Class and Class A shares of each Fund are not subject to a sales charge, and Class IR shares are not subject to a shareholder service or 12b-1 fee. In addition, no sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IR, Institutional Class or Class A shares. Class IR and Institutional Class shares generally require investments in minimum amounts that are substantially higher than Class A shares.
Minimum Investment Amounts
Institutional Class Shares
Institutional Class shares are available to investors who at the time of initial purchase make a minimum investment of $5 million with respect to the Ultra-Short Income Portfolio and $10 million with respect to Short Duration Municipal Income Portfolio. Each Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases including, but not limited to, shares of the Fund purchased through a Financial Intermediary, when the Adviser anticipates the combined value of a client’s investments will meet or exceed the minimum or to clients of the Adviser’s broker-dealer affiliates.
Class A Shares
The minimum initial investment amount is generally $1,000 for Class A shares of a Fund. The minimum initial investment amount may be waived by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with a Fund, the Distributor and/or the Adviser pursuant to which such Class A shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Trust’s Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds (as defined herein), such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies, whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A shares of the Fund in additional Class A shares of the Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.
Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.
Class IR Shares
Class IR shares are offered only to eligible investors meeting certain minimum investment requirements at the discretion of the Adviser. To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million with respect to the Ultra-Short Income Portfolio and $15 million with respect to the Short Duration Municipal Income Portfolio or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, whether or not qualified under the Code, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account and in each case subject to the discretion of the Adviser. Initial omnibus trades of $10 million or $15 million or more, as the case may be, may be accepted from certain platforms, including (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The applicable minimum initial investment amount may be waived for Fund shares purchased: (1) by or through certain other registered open-end investment companies whose shares are distributed by the Distributor; (2) by investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; or (3) when the Adviser anticipates the combined value of a client’s investments will meet or exceed the minimum.
General
If the value of your account falls below the minimum initial investment amount for a class of shares of a Fund as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, as applicable, your account may be subject to involuntary conversion or involuntary redemption, as applicable. You will be notified prior to any such conversions or redemptions.
The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

Morgan Stanley Institutional Fund Trust Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
Distribution of Fund Shares
Morgan Stanley Distribution, Inc. is the exclusive distributor of the shares of the Funds. The Distributor receives no compensation from the Funds for distributing Class IR shares of each Fund. The Trust has adopted a Shareholder Services Plan with respect to Institutional Class shares of each Fund, under which the Funds pay the Distributor a shareholder services fee of up to 0.05% or 0.10% of the average daily net assets of Institutional Class shares of the Ultra-Short Income Portfolio or the Short Duration Municipal Income Portfolio, respectively. The Trust has adopted a Shareholder Services Plan with respect to the Class A shares of each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), under which the Funds pay the Distributor a shareholder services fee of up to 0.25% or 0.20% of the average daily net assets of the Class A shares of the Ultra-Short Income Portfolio or the  Short Duration Municipal Income Portfolio, respectively. For at least one year from the date of this Prospectus, the Distributor has agreed to waive the 12b-1 fee on Class A shares of the Ultra-Short Income and  Short Duration Municipal Income Portfolios to the extent it exceeds 0.10% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year from the date of this Prospectus or until such time as the Trust’s Board of Trustees acts to discontinue all or a portion of such waiver when it deems such action is appropriate. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Institutional Class or Class A shares. Such fees relate solely to Institutional Class or Class A shares and will reduce the net investment income and total return of Institutional Class or Class A shares. With respect to the Ultra-Short Income Portfolio, the Distributor may waive distribution fees to enable a Fund to maintain a minimum level of daily net investment income. The Distributor may discontinue these voluntary fee waivers at any time in the future. Because the fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Adviser and/or Distributor may pay compensation to Financial Intermediaries in connection with the sale, distribution, marketing and retention of the Funds’ shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated Financial Intermediaries with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares. For more information, please see the Funds’ SAI.
About Net Asset Value
The NAV of a class of shares of a Fund is determined by dividing the total of the value of the Fund’s investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Fund. In making this calculation, each Fund values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security’s market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Trust’s Board of Trustees. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
To the extent a Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Fund relies on various sources to calculate their NAVs. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in calculating the Fund’s NAV and/or the inability to calculate NAV over extended periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
The Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Fund’s Investment Strategies and Related Risks” and “The Fund’s Investments and Strategies” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in the Fund.

Morgan Stanley Institutional Fund Trust Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
Pricing of Fund Shares
Shares of the Funds may be purchased or sold (redeemed) at the NAV next determined after the Fund receives your order in good order and State Street Bank and Trust Company (the “Custodian”) receives monies credited by a Federal Reserve Bank (“Federal Funds”) prior to the close of the Federal Reserve Wire Network. You begin earning dividends the same day your Shares are purchased provided a Fund receives your purchase amount in Federal Funds that day as set forth above.  Orders to purchase shares of a Fund must be received by the Fund prior to 4:00 p.m. Eastern time. The Trust determines the NAV for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business (the “Pricing Time”), except, with respect to Ultra-Short Income Portfolio, when the following federal holidays are observed: Columbus Day and Veterans Day. On any business day that the NYSE closes early, or when Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early, the Funds may close early and purchase orders received after such earlier closing times will be processed the following business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Funds may elect to remain open and price their shares on days when the NYSE is closed or closes early but on which SIFMA recommends that the bond markets remain open for all or part of the day. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when a Fund does not price its shares. Therefore, to the extent, if any, that a Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. Purchase orders received by the Funds and not funded by 6:45 p.m. Eastern time on the trade date may be subject to an overdraft charge.
Portfolio Holdings
A description of the Trust’s policies and procedures with respect to the disclosure of a  Fund’s portfolio securities is available in the Trust’s SAI.
How To Purchase Fund Shares
You may purchase shares of a Fund on each day that the Fund is open for business by contacting your Financial Intermediary or directly from the Fund.
Purchasing Shares Through a Financial Intermediary
You may open a new account and purchase shares of a  Fund through a Financial Intermediary. The Financial Intermediary will assist you with the procedures to invest in shares of a Fund. Investors purchasing or selling shares of a Fund through a Financial Intermediary, including Morgan Stanley Wealth Management, may be charged transaction-based or other fees by the Financial Intermediary for its services. If you are purchasing shares of a Fund through a Financial Intermediary, please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.
You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors.
With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.
Purchasing Shares Directly From the Funds
Initial Purchase
You may open a new account, subject to acceptance by a Fund, and purchase shares of the Fund by completing and signing a New Account Application which you can obtain by calling Morgan Stanley Services Company Inc. or the Fund at (888) 378-1630 (which is generally accessible weekdays 8:00 a.m.-6:00 p.m. Eastern time) and mailing it to Morgan Stanley Institutional Fund Trust, c/o SS&C GIDS, P.O. Box 219804, Kansas City, MO 64121-9804.
After submitting a completed New Account Application to SS&C GIDS, you may wire Federal Funds (monies credited by a Federal Reserve Bank) to the Custodian.  You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund Trust
Subscription Account
Ref: (Fund Name, Account Number, Account Name)

Morgan Stanley Institutional Fund Trust Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
Purchase by Internet
If you have properly authorized the Internet Trading Option on your New Account Application and completed, signed and returned to the Fund an Electronic Transactions Agreement, you may place a purchase order for additional shares online through Morgan Stanley’s Treasury Investment Portal service at www.morganstanley.com/liquidity. For more information, call Morgan Stanley Services Company Inc. at 1-888-378-1630.
You are responsible for transmitting payments for shares purchased via the Internet in a timely fashion, as set forth above.
Purchase by Internet is not available for the Short Duration Municipal Income Portfolio.
Automatic Purchases
Selected accounts that utilize the Funds as their sweep vehicle will be reviewed on each business day to determine whether the account has a positive balance as a result of credits incurred that day. If an account has a positive (credit) balance, shares of a Fund will automatically be purchased. Any positive (credit) balance will be reduced by any debits to the account on that day and shares of a Fund will automatically be sold.
Additional Investments
You may purchase additional shares of a Fund for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from a Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. After mailing a “letter of instruction,” you may wire Federal Funds by following the instructions under “Initial Purchase.”
General
Shares of a Fund may, in the Fund’s discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by a Fund at their market value in return for Fund shares of equal value, taking into account any applicable sales charge.
To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Trust has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.
When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Your payment is due on the next business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.
The Trust may suspend the offering of shares, or any class of shares, of a Fund or reject any purchase orders when we think it is in the best interest of the Fund.
Certain patterns of past exchanges and/or purchase or sale transactions involving a Fund may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. For more information, please refer to the section of this Prospectus entitled “Frequent Purchases and Redemptions of Shares.”
How To Redeem Fund Shares
You may process a redemption request by contacting your Financial Intermediary. Otherwise, you may redeem shares of a Fund by mail or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of a Fund will be redeemed at the NAV next determined after we receive your redemption request in good order.
Redemptions by Letter
Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o SS&C GIDS, P.O. Box 219804, Kansas City, MO 64121-9804.
To be in good order, redemption requests must include the following documentation:

Morgan Stanley Institutional Fund Trust Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
(a) A letter of instruction, if required, or a stock assignment specifying the account name, the account number, the name of the Fund and the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered, and whether you wish to receive the redemption proceeds by wire to the bank account we have on file for you;
(b) Any required signature guarantees if you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account; and
(c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.
Redemptions by Telephone
You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the New Account Application or calling Morgan Stanley Shareholder Services to opt out of such privileges. You may request a redemption of shares of a Fund by calling the Morgan Stanley Shareholder Services at 1-888-378-1630 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares of a Fund by telephone if you hold share certificates for those shares.  For your protection when calling a Fund, we will employ reasonable procedures to confirm that instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification (such as name, mailing address, social security number or other tax identification number), tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley, SS&C GIDS nor a Fund will be liable for following telephone instructions that it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Shareholder Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use a Fund’s other redemption and exchange procedures described in this section. Telephone instructions will be accepted if received by Morgan Stanley Shareholder Services between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business, except, with respect to Ultra-Short Income Portfolio, when the following federal holidays are observed: Columbus Day and Veterans Day. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Funds in the past. To opt out of telephone privileges, please contact the Funds at 1-888-378-1630.
Redemption by Internet
You may redeem shares online through Morgan Stanley’s Treasury Investment Portal service at www.morganstanley.com/ liquidity, provided you have a pre-established Internet trading account, as set forth above under “How To Purchase Fund Shares.” For more information, call the Fund at 1-888-378-1630.
Redemption by Internet is not available for the Short Duration Municipal Income Portfolio.
Automatic Redemptions
Selected accounts that utilize  a Fund as their sweep vehicle will be reviewed on each business day to determine whether the account has any debits that were incurred that day and shares of the Fund will automatically be redeemed to cover the debits if such  debits have not been reduced by any credits which may have accrued to the account on the same day.
Systematic Withdrawal  Plan
If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free 1-888-378-1630. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Trust may terminate or revise the plan at any time.
Redemption Proceeds
Each Fund typically expects to pay redemption proceeds to you within two business days following receipt of your redemption request for those payments made to your brokerage account held with a Financial Intermediary. For redemption proceeds that are paid directly to you by a Fund, the Fund typically expects to pay redemption proceeds by wire  to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds.

Morgan Stanley Institutional Fund Trust Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
Each Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, each Fund also reserves the right to use borrowings or interfund lending to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
If we determine that it is in the best interest of the Trust or a Fund not to pay redemption proceeds in cash, we may distribute to you securities held by the Fund. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. If a Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.
Exchange Privilege
You may exchange shares of any class of a Fund for the same class (Class I with respect to Institutional Class) of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of a Fund for shares of Morgan Stanley U.S. Government Money Market Trust (a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Ultra-Short Income and  Short Duration Municipal Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income Portfolio are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or  Short Duration Municipal Income Portfolios, as applicable). Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Fund at 1-888-378-1630. Prospectuses are also available on our Internet site at www.morganstanley.com/im. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange.
The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies, investment minimums and applicable sales charges, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.
You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Trust’s transfer agent, SS&C GIDS, by mail to Morgan Stanley Institutional Fund Trust, c/o SS&C GIDS, P.O. Box 219804, Kansas City, MO 64121-9804 or by calling 1-888-378-1630.
You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges. A Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. A Fund reserves the right to reject an exchange order for any reason.
If you exchange shares of a Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of a Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss. You should review the “Taxes” section and consult your own tax professional about the tax consequences of an exchange.
Frequent Purchases and Redemptions of Shares
We expect that the Funds may be used by shareholders for short-term investing. Therefore, reasonably frequent purchases and redemptions of Fund shares by shareholders do not present risks for other shareholders of the Fund, and the policies and procedures adopted by the Board of Trustees/Directors as applicable to other funds in the Morgan Stanley family of funds are generally not applicable with respect to frequent purchases and redemptions of Fund shares. However, frequent trading by shareholders can disrupt management of a Fund and raise its expenses. Therefore, we may not accept any request for a purchase or exchange when we think it is being used as a tool for market-timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

Morgan Stanley Institutional Fund Trust Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
Taxes
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund. Unless your investment in a  Fund is through a tax deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.
Taxation of Distributions. With respect to the Ultra-Short Income Portfolio, your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. It is not anticipated that any portion of the distributions by the Fund would qualify for a lower tax rate as qualified dividend income. Further, such distributions are not anticipated to be eligible for a dividends-received deduction for corporate shareholders.
With respect to the Short Duration Municipal Income Portfolio, your income dividend distributions are normally exempt from federal income tax—to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes. Income derived from some municipal securities is subject to the federal “alternative minimum tax.” Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some individual taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).
The Fund may derive gains in part from municipal obligations that the Fund purchased below their principal or face values. All or a portion of these gains may be taxable to you as ordinary income rather than capital gains. If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund does not anticipate that it will make any distributions eligible for the reduced rate of taxation applicable to qualified dividend income.
If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for income tax purposes.
Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes.
You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.
Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.
The Funds (or their administrative agent) are required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, a Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding at the applicable rate on taxable

Morgan Stanley Institutional Fund Trust Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by a Fund of investment income (other than “exempt-interest dividends” disclosed above) and short-term capital gains.
Dividends paid by the Funds to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying U.S. source net interest income (including income from original issue discount and market discount), and that are designated by the Funds as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. However, depending on the circumstances, the Funds may designate all, some or none of the Fund’s potentially eligible dividends as exempt.
Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Dividends and Distributions
The Ultra-Short Income Portfolio’s policy is to declare income dividends daily on each business day and pay them monthly to shareholders. The Short Duration Municipal Income Portfolio’s policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of a monthly dividend.
Each Fund’s policy is to distribute net realized capital gains, if any, at least annually. Each Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice to the Funds or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the New Account Application.
For accounts held directly with a Fund’s transfer agent for which the shareholder has elected to receive distributions via check, any distribution (dividend or capital gain) under $10.00 is automatically reinvested in additional shares regardless of your elected distribution option.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts

Morgan Stanley Institutional Fund Trust Prospectus  |  Shareholder Information
Shareholder Information (Con’t)
of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of a Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of a Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to a Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

Morgan Stanley Institutional Fund Trust Prospectus  |  Financial Highlights
Financial Highlights
The financial highlights tables that follow are intended to help you understand the financial performance of the Class IR, Institutional Class and Class A shares of each Fund for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The ratio of expenses to average net assets listed in the tables below for each class of shares of a Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that a Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young LLP’s reports, along with each Fund’s financial statements, are incorporated by reference into the Funds’ SAI. The Annual Reports to Shareholders (which include each Fund’s financial statements) and SAI are available at no cost from the Trust at the toll-free number noted on the back cover to this Prospectus.

Morgan Stanley Institutional Fund Trust Prospectus  |  Financial Highlights
Ultra-Short Income Portfolio

	Class IR
	Year Ended September 30,
Selected Per Share Data and Ratios	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.98	$9.99	$10.02	$10.01	$10.01
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10	0.02	0.13	0.25	0.19
Net Realized and Unrealized Gain (Loss)	(0.02)	(0.01)	(0.03)	0.01	(0.01)
Total from Investment Operations	0.08	0.01	0.10	0.26	0.18
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.02)	(0.13)	(0.25)	(0.18)
Net Realized Gain	—	—	—	—	(0.00) (2)
Total Distributions	(0.09)	(0.02)	(0.13)	(0.25)	(0.18)
Net Asset Value, End of Period	$9.97	$9.98	$9.99	$10.02	$10.01
Total Return(3)	0.79%	0.10%	1.03%	2.68%	1.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,945,966	$5,014,307	$5,388,750	$4,765,201	$1,840,647
Ratio of Expenses Before Expense Limitation	0.29%	0.30%	0.31%	0.30%	0.30%
Ratio of Expenses After Expense Limitation	0.20%	0.18%	0.24%	0.24%	0.23%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	0.24%	0.24%	N/A
Ratio of Net Investment Income	0.96%	0.21%	1.34%	2.53%	1.86%
Portfolio Turnover Rate	N/A (4)	N/A (4)	N/A (4)	N/A (4)	N/A (4)

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)	During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

Morgan Stanley Institutional Fund Trust Prospectus  |  Financial Highlights
Ultra-Short Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.98	$9.99	$10.02	$10.01	$10.01
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08	0.02	0.14	0.25	0.18
Net Realized and Unrealized Gain (Loss)	(0.01)	(0.01)	(0.04)	0.01	0.00 (2)
Total from Investment Operations	0.07	0.01	0.10	0.26	0.18
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.02)	(0.13)	(0.25)	(0.18)
Net Realized Gain	—	—	—	—	(0.00) (2)
Total Distributions	(0.08)	(0.02)	(0.13)	(0.25)	(0.18)
Net Asset Value, End of Period	$9.97	$9.98	$9.99	$10.02	$10.01
Total Return(3)	0.74%	0.05%	0.98%	2.62%	1.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,006,592	$1,834,410	$2,544,657	$3,085,210	$2,722,775
Ratio of Expenses Before Expense Limitation	0.34%	0.35%	0.36%	0.34%	0.35%
Ratio of Expenses After Expense Limitation	0.25%	0.23%	0.29%	0.29%	0.28%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	0.29%	0.29%	N/A
Ratio of Net Investment Income	0.79%	0.16%	1.39%	2.48%	1.84%
Portfolio Turnover Rate	N/A (4)	N/A (4)	N/A (4)	N/A (4)	N/A (4)

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)	During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

Morgan Stanley Institutional Fund Trust Prospectus  |  Financial Highlights
Ultra-Short Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.98	$9.99	$10.02	$10.01	$10.01
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.07	0.01	0.12	0.23	0.17
Net Realized and Unrealized Gain (Loss)	0.00 (2)	(0.01)	(0.04)	0.01	(0.01)
Total from Investment Operations	0.07	(0.00) (2)	0.08	0.24	0.16
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.01)	(0.11)	(0.23)	(0.16)
Net Realized Gain	—	—	—	—	(0.00) (2)
Total Distributions	(0.08)	(0.01)	(0.11)	(0.23)	(0.16)
Net Asset Value, End of Period	$9.97	$9.98	$9.99	$10.02	$10.01
Total Return(3)	0.67%	(0.03)%	0.80%	2.42%	1.61%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,451,324	$5,973,299	$9,923,736	$10,784,226	$6,266,177
Ratio of Expenses Before Expense Limitation	0.54%	0.55%	0.56%	0.55%	0.55%
Ratio of Expenses After Expense Limitation	0.31%	0.32%	0.46%	0.49%	0.48%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	N/A	0.46%	0.49%	N/A
Ratio of Net Investment Income	0.70%	0.08%	1.16%	2.29%	1.68%
Portfolio Turnover Rate	N/A (4)	N/A (4)	N/A (4)	N/A (4)	N/A (4)

(1)	Per share amount is based on average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)	During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

Morgan Stanley Institutional Fund Trust Prospectus  |  Financial Highlights
Short Duration Municipal Income Portfolio

	Class IR
	Year Ended September 30,
Selected Per Share Data and Ratios	2022	2021	2020	Period from December 19, 2018(1) to September 30, 2019
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.06	0.01	0.09	0.12
Net Realized and Unrealized Gain	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Total from Investment Operations	0.06	0.01	0.09	0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.01)	(0.09)	(0.12)
Net Realized Gain	(0.00) (3)	—	—	—
Total Distributions	(0.06)	(0.01)	(0.09)	(0.12)
Net Asset Value, End of Period	$10.00	$10.00	$10.00	$10.00
Total Return(4)	0.61%	0.06%	0.91%	1.19% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$71,284	$66,358	$118,335	$67,174
Ratio of Expenses Before Expense Limitation	0.46%	0.40%	0.40%	0.52% (6)
Ratio of Expenses After Expense Limitation	0.13%	0.13%	0.13%	0.13% (6)
Ratio of Net Investment Income	0.59%	0.07%	0.78%	1.49% (6)
Portfolio Turnover Rate	N/A (7)	N/A (7)	N/A (7)	N/A (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)	Not annualized.
(6)	Annualized.
(7)	During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

Morgan Stanley Institutional Fund Trust Prospectus  |  Financial Highlights
Short Duration Municipal Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2022	2021	2020	Period from December 19, 2018(1) to September 30, 2019
Net Asset Value, Beginning of Period	$10.01	$10.02	$10.00	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07	0.00 (3)	0.10	0.11
Net Realized and Unrealized Gain (Loss)	(0.03)	(0.01)	0.00 (3)	0.00 (3)
Total from Investment Operations	0.04	(0.01)	0.10	0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.00) (3)	(0.08)	(0.11)
Net Realized Gain	(0.00) (3)	—	—	—
Total Distributions	(0.05)	(0.00) (3)	(0.08)	(0.11)
Net Asset Value, End of Period	$10.00	$10.01	$10.02	$10.00
Total Return(4)	0.44%	(0.09)%	1.01%	1.11% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,477	$5,292	$9,997	$40,250
Ratio of Expenses Before Expense Limitation	0.60%	0.53%	0.49%	0.62% (6)
Ratio of Expenses After Expense Limitation	0.21%	0.18%	0.23%	0.23% (6)
Ratio of Net Investment Income (Loss)	0.74%	(0.01)%	1.03%	1.39% (6)
Portfolio Turnover Rate	N/A (7)	N/A (7)	N/A (7)	N/A (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)	Not annualized.
(6)	Annualized.
(7)	During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

Morgan Stanley Institutional Fund Trust Prospectus  |  Financial Highlights
Short Duration Municipal Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2022	2021	2020	Period from December 19, 2018(1) to September 30, 2019
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.04	0.00 (3)	0.07	0.10
Net Realized and Unrealized Gain	0.01	0.00 (3)	0.00 (3)	0.00 (3)
Total from Investment Operations	0.05	0.00 (3)	0.07	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.00) (3)	(0.07)	(0.10)
Net Realized Gain	(0.00) (3)	—	—	—
Total Distributions	(0.05)	(0.00) (3)	(0.07)	(0.10)
Net Asset Value, End of Period	$10.00	$10.00	$10.00	$10.00
Total Return(4)	0.53%	0.01%	0.73%	1.04% (5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,004	$90,201	$185,866	$132,882
Ratio of Expenses Before Expense Limitation	0.66%	0.60%	0.59%	0.72% (6)
Ratio of Expenses After Expense Limitation	0.21%	0.19%	0.32%	0.33% (6)
Ratio of Net Investment Income (Loss)	0.44%	(0.02)%	0.68%	1.30% (6)
Portfolio Turnover Rate	N/A (7)	N/A (7)	N/A (7)	N/A (7)

(1)	Commencement of Operations.
(2)	Per share amount is based on average shares outstanding.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)	Not annualized.
(6)	Annualized.
(7)	During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

Where to Find Additional Information
In addition to this Prospectus, the Funds have an SAI, dated January 27, 2023 (as may be supplemented from time to time), which contains additional, more detailed information about the Trust and the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
The Trust publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the respective Fund’s investments. In each Fund’s Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected such Fund’s performance during the last fiscal year. For additional Trust information, including information regarding the investments comprising each of the Funds, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Trust at the toll-free number below or on our Internet site at: www.morganstanley.com/im. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley Institutional Fund Trust
c/o SS&C GIDS
P.O. Box 219804
Kansas City, MO 64121-9804
For Shareholder Inquiries,
call toll-free 1-888-378-1630.
Prices and Investment Results are available at  www.morganstanley.com/im.
The Trust’s 1940 Act registration number is  811-03980.
© 2023 Morgan Stanley
IFTUSIPRO 01/23